UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 15, 2015

Cal Dive International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33206 (Commission File Number)	61-1500501 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200 Houston, Texas (Address of principal executive offices)		77042 (Zip Code)

(713) 361-2600 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                          Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed on March 9, 2015 (the "Original Form 8-K"), on March 3, 2015, Cal Dive International, Inc. (the "Company") and its United States subsidiaries (collectively, the "Debtors") filed simultaneous voluntary petitions (the "Chapter 11 Cases") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code").  The Debtors are continuing in possession of their assets and are managing their businesses as debtors in possession in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.  The Chapter 11 Cases are being jointly administered by the Bankruptcy Court in the proceeding "In re Cal Dive International, Inc., et al.", Case No. 15-10458.

In connection with the Chapter 11 Cases, on June 15, 2015, the Company's wholly-owned subsidiary, Debtor Cal Dive Offshore Contractors, Inc. ("CDOCI"), entered into an Acquisition Agreement (the "Agreement"), by and among CDOCI, non-Debtor Cal Dive International Pte. Ltd., a wholly-owned subsidiary of CDOCI organized in Singapore ("Cal Dive Singapore"), and Shelf Subsea Services Pte. Ltd. ("Purchaser"), for the sale of all of the stock of non-Debtor Cal Dive International (Australia) Pty Ltd, a wholly-owned subsidiary of Cal Dive Singapore ("Cal Dive Australia"), and certain other assets of CDOCI and Cal Dive Singapore used in its Eastern Hemisphere diving business for $17.0 million in cash, subject to a customary post-closing working capital adjustment.

The Agreement contains a non-competition provision which would prohibit Cal Dive Singapore and its affiliates from engaging in competing business activities in certain countries in the Eastern Hemisphere for two years following the closing of the sale; however, this provision will not be binding on any subsequent purchaser of Cal Dive Singapore or any of Cal Dive Singapore's affiliates. The Agreement also requires Cal Dive Singapore, upon approval of a competing transaction for the sale of Cal Dive Australia or the other assets included within the sale, to pay a break-up fee to Purchaser in the amount of  3% of the purchase price and to reimburse the Purchaser up to $500,000  for its out-of-pocket expenses. This break-up fee and expense reimbursement obligation would also be triggered by a sale of the entirety of the Company or any group of the Company's subsidiaries or assets of which Cal Dive Australia and the other assets covered by the Agreement are a part.  Completion of the sale is subject to satisfaction of several conditions, including (i) approval by the Bankruptcy Court in the Chapter 11 Cases, (ii) the accuracy of representations and warranties of the parties and (iii) compliance with the obligations set forth in the Agreement.

The sale pursuant to the Agreement will be  conducted under the provisions of Section 363 of the Bankruptcy Code and will be subject to higher or better offers at any time up until the expiration of an auction period declared by the Bankruptcy Court, which period is expected to end by late July.  In connection with the signing of the Agreement, the Company filed a motion in the Bankruptcy Court seeking to have the Purchaser declared the stalking horse purchaser for this sale.  A hearing on this motion will be held on June 22, 2015.   In accordance with a motion filed by the Company in the Bankruptcy Court related to bid procedures in the Chapter 11 Cases (which will also be heard on June 22, 2015), the Company expects the proposed sale to be considered by the Bankruptcy Court at a hearing on July 24, 2015, and if approved, to close soon thereafter.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

A copy of the Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms.  The Agreement is not intended to provide any other factual information about the Company or any of its affiliates. The representations, warranties and covenants contained in the Agreement were made only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to the Agreement; may be subject to limitations agreed upon by the parties thereto, including being qualified by confidential disclosures; may not have been intended to be statements of fact, but rather, as a method of allocating contractual risk and governing the contractual rights and relationships between the parties to the Agreement; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included herein may constitute "forward-looking" statements that are generally identifiable through the use of words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project" and similar expressions.  The forward-looking statements speak only as of the date of this report, and the Company undertakes no obligation to update or revise such statements to reflect new information or events as they occur.  These statements are based on a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company.  Investors are cautioned that any such statements are not guarantees of future performance and that actual future results may differ materially due to a variety of factors.  Factors that could cause the Company's results to differ materially include: (i) the Company's ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, including approval of the proposed sale contemplated by the Agreement; (ii) the Company's ability to operate its business during this process, (iii) the effects of the Company's bankruptcy filing on the Company's business and the interests of various creditors, equity holders and other constituents, (iv) the length of time the Company will operate under the Chapter 11 Cases,  (v)  risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company's ability to develop and consummate a plan of reorganization, (vi) the potential adverse effects of the Chapter 11 Cases on the Company's liquidity or results of operations, and (vii) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption "Risk Factors" in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. As a result of these factors, the Company's actual results may differ materially from those indicated or implied by such forward-looking statements.

Cautionary Note Regarding Chapter 11 Cases

The Company's stockholders are cautioned that trading in shares of the Company's equity securities during the pendency of its Chapter 11 Cases is highly speculative and poses substantial risks.  Trading prices for the Company's equity securities may bear little or no relationship to the actual recovery, if any, by holders of the Company's equity upon wind-up of the Chapter 11 Cases.  Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

Except as required by law, the Company disclaims any obligation to publicly update such statements.

Item 9.01                          Financial Statements and Exhibits.

(d) Exhibits.

The exhibit to this Current Report on Form 8-K is listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAL DIVE INTERNATIONAL, INC.

By:	/s/ Lisa M. Buchanan
Lisa M. Buchanan Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Date:   June 19, 2015

Exhibit Index

Exhibit No.	Description
2.1	Acquisition Agreement by and among Cal Dive International Pte. Ltd., Cal Dive Offshore Contractors, Inc., and Shelf Subsea Services Pte. Ltd., dated as of June 15, 2015.